Exhibit 1.01

Hill-Rom Holdings, Inc.
Conflict Minerals Report
For The Year Ended December 31, 2015

This report for the year ended December 31, 2015 is presented to comply with Section 13(p) of the Securities Exchange Act of 1934 and Rule 13p-1 (the Rule) and Form SD thereunder.  The Rule was adopted by the Securities and Exchange Commission (SEC) to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act). The Rule imposes certain reporting obligations on SEC registrants whose manufactured products contain conflict minerals which are necessary to the functionality or production of their products. Conflict minerals are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum and tungsten (together with gold 3TG) for the purposes of this assessment. These requirements apply to registrants whatever the geographic origin of the conflict minerals and whether or not they fund armed conflict.  In accordance with the instructions to Form SD, this Conflict Minerals Report has not been audited by an independent private sector auditor.

If a registrant can establish that the conflict minerals originated from sources other than the Democratic Republic of the Congo or an adjoining country (the Covered Countries), or from recycled and scrap sources, they must submit a Form SD which describes the Reasonable Country of Origin Inquiry (RCOI) completed.

If a registrant has reason to believe that any of the conflict minerals in their supply chain may have originated in the Covered Countries, or if they are unable to determine the country of origin of those conflict minerals, then the issuer must exercise due diligence on the conflict minerals’ source and chain of custody and submit a Conflict Minerals Report to the SEC that includes a description of those due diligence measures.

1.	Company Overview

This report has been prepared by management of Hill-Rom Holdings, Inc. (herein referred to as “Hill-Rom” the “Company,” “we,” “us,” or “our”).  The information includes the activities of all majority-owned subsidiaries and variable interest entities that are required to be consolidated. It does not include the activities of variable interest entities that are not required to be consolidated.

Hill-Rom Holdings, Inc is a leading global medical technology company with more than 10,000 employees worldwide. We partner with health care providers in more than 100 countries by focusing on patient care solutions that improve clinical and economic outcomes in five core areas: Advancing Mobility, Wound Care and Prevention, Clinical Workflow, Surgical Safety and Efficiency, and Respiratory Health. Around the world, Hill-Rom's people, products, and programs work towards one mission: Enhancing outcomes for patients and their caregivers.

For more information about our company please refer to our website at http://www.hill-rom.com.

2.	Products and Raw Materials Overview

Products

Hill-Rom’s product lines are classified in the following categories:

Advancing Mobility. Our innovative patient care systems include a variety of bed systems, such as Medical Surgical (“MedSurg”) beds, Intensive Care Unit (“ICU”) beds, and Bariatric patient beds, as well as mobility solutions (such as lifts and other devices used to safely move patients). These patient care systems can be designed for use in high, mid, and low acuity settings, depending on the specific design options, and are built to reduce patient falls and caregiver injuries and improve caregiver efficiency. Our advanced patient care systems can also provide patient data reporting, patient safety alarms and caregiver alerts concerning such things as bed exit, bed height, patient positioning, point of care controls, patient turn assist and upright positioning. Supporting solutions within the patient/resident room include architectural products (such as headwalls) and health care furniture.

Wound Care and Prevention. We rent and sell non-invasive therapeutic products and surfaces designed for the prevention and treatment of a variety of acute and chronic medical conditions, including pulmonary, wound and bariatric conditions. These products are rented and sold by our North America and International segments, primarily in the U.S., Canada and Europe. Medical Equipment Management and Contract Services provide rentals and health care provider asset management services for a wide variety of moveable medical equipment (“MME”), such as ventilators, defibrillators, intravenous pumps and patient monitoring equipment.

Clinical Workflow. We also develop and market a variety of communications technologies and software solutions. These are designed to improve patient safety and efficiency at the point of care by, among other things, enabling patient-to-staff and staff-to-staff communications, aggregating and delivering patient data, tracking staff and assets, and monitoring hand hygiene compliance. The NaviCare ® Platform is the infrastructure Hill-Rom uses to support multiple clinical solutions and applications, including nurse call, asset tracking, staff and patient locating and hand-hygiene monitoring. We believe that our ability to integrate multiple applications using one primary infrastructure is a significant advantage for us versus our competitors in the clinical workflow product category today. This product category also includes our Welch Allyn products, which help caregivers assess their patients quickly, easily, safely, and accurately.

Surgical Safety and Efficiency. We offer surgical tables, lights, and pendants utilized within the operating room setting. We also offer a range of positioning devices for use in shoulder, hip, spinal and lithotomy surgeries as well as platform-neutral positioning accessories for nearly every model of operating room table. In addition, we offer operating room surgical safety and accessory products such as scalpel and blade, light handle systems, skin markers and other disposable products. The products offered within this category are primarily recurring, consumable revenue streams.

Respiratory Health. We offer therapeutic products that provide bronchial hygiene (airway clearance) for acute and home care patients. Some of the key products include:  The Vest ® Airway Clearance System, designed to assist patients in the mobilization of retained blockages that, if not removed, may lead to increased rates of respiratory infection, hospitalization, and reduced lung   function; the VitalCough ® System, a non-invasive therapy that stimulates a cough to remove secretions in patients with compromised peak cough flow; and the MetaNeb ® System, a triple-therapy system indicated for the mobilization of secretions, lung expansion therapy and aerosol delivery.

3.	Supply Chain Overview

In order to manage the scope of this task, Hill-Rom relies upon our suppliers to provide information on the origin of the 3TG contained in components and materials supplied to us, including sources of 3TG that are supplied to them from sub-tier suppliers.

We have conducted supplier training sessions designed to educate our suppliers and supply chain partners regarding the relevant, emerging SEC requirements and Hill-Rom’s due diligence expectations.  As part of this education, we communicated the expectation to our suppliers that they are to provide the 3TG sourcing information to us per our conflict minerals policy.  We sent our suppliers email communication requesting self-declaration and identification of the origin of any minerals included in the product(s) provided to Hill-Rom.

In addition, Hill-Rom has actively engaged in performing a comprehensive analysis of our product components, and the role that suppliers play throughout our manufacturing and product delivery processes.  We defined our supply chain conflict minerals due diligence scope of work by including active suppliers that provide components and manufacturing activities that are likely to contain 3TG. We adopted CFSI’s standard Conflict Minerals reporting templates, and launched our conflict minerals due diligence communication survey to all 1,082 suppliers of these defined components and manufacturing supplies from 2015.

4.	RCOI and RCOI conclusion:

We conducted an analysis of our products and found that 3TG, can be found in Hill-Rom’s product categories.  Therefore, the products that we manufacture are subject to the reporting obligations of Rule 13p-1.

Despite having conducted a good faith RCOI, Hill-Rom has been unable to determine the origin of all of the 3TG within our instruments and array of products.

Due to the vast array of Hill-Rom’s products and the size and complexity of our supply chain, it will take time for many suppliers to verify the origin of any conflict minerals.  Using our supply chain due diligence processes, driving accountability within the supply chain by leveraging the industry standard CFSI/CFS program, and continuing our outreach efforts, we hope to further develop transparency into our supply chain.

5.	Hill-Rom’s Conflict Minerals Due Diligence

5.1.	Purpose:

As part of this due diligence, Hill-Rom implemented a conflict minerals policy to ensure that we conduct our operations and activities in compliance with the conflict minerals legislation.  The purpose of this policy is to outline the actions that need to be taken by Hill-Rom to ensure continued compliance with this policy.

5.2.	Scope:

This policy is applicable to suppliers of components that are used in the manufacturing of Hill-Rom products.

5.3.	Due Diligence Details:

5.3.1.	The following actions were implemented in accordance with Hill-Rom’s conflict minerals policy:

5.3.1.1.	A list of suppliers who provide components that are used in the manufacturing of Hill-Rom products was compiled by Hill-Rom’s Sourcing Department.

5.3.1.2.	Hill-Rom surveyed these suppliers to obtain self-declarations identifying the origin of any minerals, where applicable, included in the product(s) provided to Hill-Rom.

5.3.1.3.	Hill-Rom contracted with a third party to conduct this data collection on behalf of Hill-Rom.

5.3.1.4.	The third party contractor that conducted this data collection utilized processes and systems agreed upon with Hill-Rom.

5.3.1.5.	Data collected by the third party contractor was accessible to Hill-Rom.

5.3.1.6.	Hill-Rom used reasonable means to contact and obtain self-declarations from suppliers.

5.4.	Design of Our Due Diligence
Our due diligence, as described above, have been developed in conjunction with the 2nd edition of The Organization for Economic Cooperation and Development (OECD) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten.  Hill-Rom designed our due diligence, management and measures to conform with the framework OECD Guidance.

Our conflict minerals due diligence includes: the development of a Conflict Minerals Policy, management and governance structures with cross functional team members and executives, communication and supplier engagement, due diligence compliance and measurement, record keeping, and escalation procedures.

5.5.	Management Systems
As described above, Hill-Rom has adopted a company policy which is posted on our intranet as part of our Corporate Policies and Procedures.

5.6.	Documentation
We conducted a survey of our suppliers using the template developed jointly by the companies of Electronic Industry Citizenship Coalition® (EICC®) and The Global e-Sustainability Initiative (GeSI), known as the CFSI Reporting Template (the Template). The Template was developed to facilitate disclosure and communication of information regarding smelters that provide material to a company’s supply chain. It includes questions regarding a company’s conflict-free policy, engagement with its direct suppliers, and a listing of the smelters the company and its suppliers use. In addition, the template contains questions about the origin of conflict minerals included in their products, as well as supplier due diligence. Written instructions and recorded training illustrating the use of the tool is available on CFSI’s website (http://www.conflictfreesourcing.org/). The Template is being widely adopted by many companies in their due diligence processes related to conflict minerals.

5.7.	Supplier Engagement
With respect to the OECD requirement to strengthen engagement with suppliers, we engaged a third party data collection and software vendor to conduct outreach, train, and in some cases, archive the received supplier responses.  Supplier responses from this engagement has allowed us to render the conclusions and statement annotated in this report.

5.8.	Maintain records
Hill-Rom has established our due diligence compliance and set forth a documentation and record maintenance mechanism to ensure the retaining of relevant documentation in a structured electronic database.

6.	Survey Responses

At the outset of our 2015/2016 RCOI, Hill-Rom elected to survey our known component and outsourced manufacturing supply chain, most likely to provide components and products to Hill-Rom with 3TG.  This consisted of 1,082 total suppliers.

Hill-Rom has created and maintained a database of the 574 provided supplier responses.  Hill-Rom has cross referenced this inventory of declared sources and validated our progress related to known smelters that have undergone audits to be validated as conflict free sources.  A list of the declared conflict free smelters has been included as part of this filing in the table below.  Hill-Rom will continue to evaluate its supply chain in the coming years.  We anticipate continued progress that will be driven by industries collective efforts to establish conflict free supply chains, as the SEC’s position related to reporting obligations is clarified, and the CFSI programs efforts to audit and verify smelters and refiners of 3TG continue to mature.

Metal	Official Smelter Name	Smelter Country
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Gold	Matsuda Sangyo Co., Ltd.	Japan
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	Austria
Gold	Singway Technology Co., Ltd.	Taiwan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan
Tungsten	A.L.M.T. TUNGSTEN Corp.	Japan
Gold	So Accurate Group, Inc.	United States
Gold	So Accurate Group, Inc.	United States
Gold	So Accurate Group, Inc.	United States
Tin	Melt Metais e Ligas S/A	Brazil
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Mexico
Gold	METALÚRGICA MET-MEX PEÑOLES, S.A. DE C.V	Mexico
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russia
Tin	Soft Metais Ltda.	Brazil
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Solar Applied Materials Technology Corp.	Taiwan
Gold	Metahub Industries Sdn. Bhd.	Malaysia
Tin	Metahub Industries Sdn. Bhd.	Malaysia
Tantalum	Gannon & Scott	United States

Tantalum	ABS Industrial Resources Ltd	United Kingdom
Gold	Gansu Seemine Material Hi-Tech Co Ltd	China
Tin	Solikamsk Magnesium Works OAO	Russia
Tantalum	Solikamsk Magnesium Works OAO	Russia
Tungsten	Ganxian Shirui New Material Co., Ltd.	China
Gold	Metallic Resources, Inc.	United States
Tin	Metallic Resources, Inc.	United States
Tin	Metallo-Chimique N.V.	Belgium
Gold	Advanced Chemical Company	United States
Tantalum	Metallurgical Products India Pvt., Ltd.	India
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Gold	Metalor Technologies (Hong Kong) Ltd.	China
Tungsten	Ganzhou Haichuang Tungsten Industry Co., Ltd.	China
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
Gold	Metalor Technologies (Suzhou) Co Ltd	China
Gold	Metalor Technologies (Suzhou) Co Ltd	China
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor Technologies SA	Switzerland
Gold	Metalor Technologies SA	Switzerland
Tungsten	ACL Metais Eireli	Brazil
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
Gold	Metalor USA Refining Corporation	United States
Gold	Metalor USA Refining Corporation	United States

Gold	Metalor USA Refining Corporation	United States
Gold	Metalor USA Refining Corporation	United States
Gold	Metalor USA Refining Corporation	United States
Gold	Asahi Refining Canada Limited	Canada
Tin	Chenzhou Yunxiang Mining and Metallurgy Company Limited	China
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Japan
Gold	Aida Chemical Industries Co., Ltd.	Japan
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
Tin	CV Dua Sekawan	Indonesia
Tin	CV Tiga Sekawan	Indonesia
Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China
Tantalum	E.S.R. Electronics	United States
Tin	Gejiu Fengming Metalurgy Chemical Plant	China
Tungsten	Air Products	United States
Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
Tin	HuiChang Hill Tin Industry Co., Ltd.	China
Gold	Geib Refining Corporation	United States
Gold	Geib Refining Corporation	United States
Tantalum	Jiangxi Tuohong New Raw Material	China
Tin	Gejiu Kai Meng Industry and Trade LLC	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
Tungsten	Moliren Ltd	Russia
Gold	Aktyubinsk Copper Company TOO	Kazakhstan
Tungsten	Philippine Chuangin Industrial Co., Inc.	Philippines
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
Gold	Al Etihad Gold	United Arab Emirates
Tin	PT Kijang Jaya Mandiri	Indonesia
Tin	Gejiu Zi-Li	China
Tin	Gejiu Zi-Li	China
Gold	SAAMP	France
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
Gold	Tony Goetz NV	Belgium
Tungsten	Woltech Korea Co., Ltd.	South Korea

Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
Tin	Mineração Taboca S.A.	Brazil
Tantalum	Mineração Taboca S.A.	Brazil
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tungsten	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Zhuzhou Cemented Carbide	China
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Aizu	Japan
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Tantalum	Global Advanced Metals Boyertown	United States
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru

Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Minsur	Peru
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tin	Alpha	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Tungsten	Global Tungsten & Powders Corp.	United States
Gold	Sudan Gold Refinery	Sudan
Gold	Mitsubishi Materials Corporation	Japan
Gold	Mitsubishi Materials Corporation	Japan
Tungsten	Mitsubishi Materials Corporation	Japan
Tin	Mitsubishi Materials Corporation	Japan
Tin	Sumisho Material Corp.	Japan
Gold	Mitsui Mining & Smelting	Japan
Gold	Mitsui Mining & Smelting	Japan
Gold	Mitsui Mining & Smelting	Japan
Gold	Mitsui Mining & Smelting	Japan
Tin	Mitsui Mining & Smelting	Japan
Tantalum	Mitsui Mining & Smelting	Japan
Gold	MMTC-PAMP India Pvt., Ltd.	India
Tungsten	Golden Egret Special Alloy Co. Ltd	China
Tungsten	Golden Egret Special Alloy Co. Ltd	China
Gold	Sumitomo Metal Mining Co., Ltd.	Japan
Gold	Sumitomo Metal Mining Co., Ltd.	Japan
Gold	Sumitomo Metal Mining Co., Ltd.	Japan
Tungsten	Sumitomo Metal Mining Co., Ltd.	Japan
Tin	Sumitomo Metal Mining Co., Ltd.	Japan
Tantalum	Molycorp Silmet A.S.	Estonia
Gold	Morris and Watson	New Zealand
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	Super Dragon Technology Co., Ltd.	Taiwan
Gold	Moscow Special Alloys Processing Plant	Russia
Tantalum	AMG Advanced Metallurgical Group	United States
Tantalum	AMG Advanced Metallurgical Group	United States

Tin	An Thai Minerals Company Limited	Vietnam
Tin	An Vinh Joint Stock Mineral Processing Company	Vietnam
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Gold	AngloGold Ashanti Córrego do Sítio Mineração	Brazil
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey
Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	Turkey
Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong Jinding Gold Limited	China
Gold	Guangdong Jinding Gold Limited	China
Gold	T.C.A S.p.A	Italy
Gold	Argor-Heraeus SA	Switzerland
Gold	Argor-Heraeus SA	Switzerland
Gold	Argor-Heraeus SA	Switzerland
Gold	Argor-Heraeus SA	Switzerland
Gold	Argor-Heraeus SA	Switzerland
Gold	Argor-Heraeus SA	Switzerland
Gold	Argor-Heraeus SA	Switzerland
Tin	Nankang Nanshan Tin Co., Ltd.	China
Tin	Nankang Nanshan Tin Co., Ltd.	China
Tin	Nankang Nanshan Tin Co., Ltd.	China
Tin	Nankang Nanshan Tin Co., Ltd.	China
Tin	TaeguTec Ltd.	South Korea
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Gold	Asahi Pretec Corporation	Japan
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	China
Gold	Asaka Riken Co., Ltd.	Japan

Gold	Asaka Riken Co., Ltd.	Japan
Gold	Asaka Riken Co., Ltd.	Japan
Gold	Asaka Riken Co., Ltd.	Japan
Tantalum	Taki Chemicals	Japan
Tantalum	Taki Chemicals	Japan
Tungsten	Asia Tungsten Products Vietnam Ltd.	Vietnam
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	China
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tantalum	H.C. Starck Co., Ltd.	Thailand
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany

Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tungsten	H.C. Starck GmbH	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tantalum	H.C. Starck GmbH Goslar	Germany
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Vietnam
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Tantalum	H.C. Starck GmbH Laufenburg	Germany
Gold	Aurubis AG	Germany
Gold	Aurubis AG	Germany
Gold	Aurubis AG	Germany
Gold	Aurubis AG	Germany

Gold	Aurubis AG	Germany
Tungsten	Niagara Refining LLC	United States
Tungsten	Niagara Refining LLC	United States
Tungsten	Niagara Refining LLC	United States
Tungsten	Niagara Refining LLC	United States
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Hermsdorf GmbH	Germany
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Inc.	United States
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tantalum	H.C. Starck Ltd.	Japan
Tungsten	H.C. Starck Smelting GmbH & Co.KG	Germany
Tantalum	H.C. Starck Smelting GmbH & Co.KG	Germany
Tin	Technic Inc.	United States

Tin	Technic Inc.	United States
Tin	Technic Inc.	United States
Tin	Technic Inc.	United States
Tin	Technic Inc.	United States
Tin	Technic Inc.	United States
Tantalum	Avon Specialty Metals Ltd	United Kingdom
Gold	Nihon Material Co., Ltd.	Japan
Gold	Nihon Material Co., Ltd.	Japan
Gold	Nihon Material Co., Ltd.	Japan
Gold	Nihon Material Co., Ltd.	Japan
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Vietnam
Tantalum	Telex Metals	United States
Tantalum	Telex Metals	United States
Tantalum	Telex Metals	United States
Tantalum	Telex Metals	United States
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Tin	Thaisarco	Thailand
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
Gold	The Great Wall Gold and Silver Refinery of China	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China
Gold	The Refinery of Shandong Gold Mining Co., Ltd.	China
Gold	Bauer Walser AG	Germany
Tungsten	Beijing Tian-Long Tungsten & Molybdenum Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Gold	Heimerle + Meule GmbH	Germany
Tin	Best Metais e Soldas SA	Brazil
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
Gold	BHP Billiton	Australia
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Heraeus Ltd. Hong Kong	China
Gold	Boliden AB	Sweden
Gold	Boliden AB	Sweden
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Tin	Heraeus Materials Technology GmbH & Co. KG	Singapore
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany

Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Heraeus Precious Metals GmbH & Co. KG	Germany
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	Tokuriki Honten Co., Ltd.	Japan
Gold	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China
Tin	TongLing Nonferrous Metals Group Holdings Co., Ltd.	China
Tungsten	North American Tungsten	Canada
Tungsten	North American Tungsten	Canada
Tungsten	North American Tungsten	Canada
Gold	Torecom	South Korea
Tin	Novosibirsk Integrated Tin Works	Russia
Tin	Novosibirsk Integrated Tin Works	Russia
Tin	Novosibirsk Integrated Tin Works	Russia
Tin	Novosibirsk Integrated Tin Works	Russia
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tantalum	Hi-Temp Specialty Metals, Inc.	United States
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	Vietnam
Gold	C. Hafner GmbH + Co. KG	Germany
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	O.M. Manufacturing Philippines, Inc.	Philippines

Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tin	O.M. Manufacturing Philippines, Inc.	Philippines
Tantalum	Tranzact, Inc.	United States
Tantalum	Treibacher Industrie AG	Austria
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Elemetal Refining, LLC	United States
Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
Gold	OJSC Kolyma Refinery	Russia
Gold	OJSC Novosibirsk Refinery	Russia
Gold	OJSC Novosibirsk Refinery	Russia
Gold	OJSC Novosibirsk Refinery	Russia
Gold	Caridad	Mexico
Gold	Caridad	Mexico
Gold	Caridad	Mexico
Gold	Caridad	Mexico
Gold	Caridad	Mexico
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russia
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Vietnam
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Gold	CCR Refinery - Glencore Canada Corporation	Canada
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia

Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Tin	Operaciones Metalurgical S.A.	Bolivia
Gold	Cendres + Métaux SA	Switzerland
Gold	Cendres + Métaux SA	Switzerland
Gold	Cendres + Métaux SA	Switzerland
Gold	Cendres + Métaux SA	Switzerland
Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
Gold	Umicore Brasil Ltda.	Brazil
Gold	Umicore Brasil Ltda.	Brazil
Gold	Umicore Precious Metals Thailand	Thailand
Gold	Umicore SA Business Unit Precious Metals Refining	Belgium
Tin	Umicore SA Business Unit Precious Metals Refining	Belgium
Tin	Huichang Jinshunda Tin Co. Ltd	China
Gold	Hunan Chenzhou Mining Co., Ltd.	China
Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
Tungsten	Hunan Chuangda Metallurgy Group Co. Ltd.	China
Gold	PAMP SA	Switzerland
Gold	PAMP SA	Switzerland
Gold	PAMP SA	Switzerland
Gold	PAMP SA	Switzerland
Gold	PAMP SA	Switzerland
Gold	PAMP SA	Switzerland
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
Gold	United Precious Metal Refining, Inc.	United States
Gold	United Precious Metal Refining, Inc.	United States
Gold	United Precious Metal Refining, Inc.	United States

Gold	United Precious Metal Refining, Inc.	United States
Gold	United Precious Metal Refining, Inc.	United States
Gold	United Precious Metal Refining, Inc.	United States
Gold	United Precious Metal Refining, Inc.	United States
Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
Tin	PBT	France
Gold	Penglai Penggang Gold Industry Co Ltd	China
Gold	Hwasung CJ Co. Ltd	South Korea
Gold	Hwasung CJ Co. Ltd	South Korea
Gold	Hwasung CJ Co. Ltd	South Korea
Gold	Hwasung CJ Co. Ltd	South Korea
Gold	Hwasung CJ Co. Ltd	South Korea
Gold	Hwasung CJ Co. Ltd	South Korea
Gold	Hwasung CJ Co. Ltd	South Korea
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
Tungsten	Hydrometallurg, JSC	Russia
Tin	Hyundai-Steel	South Korea
Gold	Chimet S.p.A.	Italy
Gold	Chimet S.p.A.	Italy
Gold	Chimet S.p.A.	Italy
Gold	Chimet S.p.A.	Italy
Gold	Valcambi SA	Switzerland
Gold	Valcambi SA	Switzerland
Gold	Valcambi SA	Switzerland
Gold	Valcambi SA	Switzerland
Gold	Valcambi SA	Switzerland
Tin	Phoenix Metal Ltd	Rwanda
Tin	Vale Inco, Ltd.	Canada
Tantalum	Plansee SE Liezen	Austria
Tantalum	Plansee SE Reutte	Austria
Tungsten	Pobedit, JSC	Russia
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Vietnam
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	China
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	China
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	China
Gold	China Nonferrous Metal Mining (Group) Co., Ltd.	China
Tungsten	China Nonferrous Metal Mining (Group) Co., Ltd.	China
Tin	POSCO	South Korea
Tin	POSCO	South Korea
Tin	China Tin Group Co., Ltd.	China
Tungsten	Voss Metals Company, Inc.	United States
Tin	VQB Mineral and Trading Group JSC	Vietnam
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China

Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
Tin	Primeyoung Metal Ind. (Zhuhai) Co., Ltd	China
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	China
Gold	Prioksky Plant of Non-Ferrous Metals	Russia
Gold	Prioksky Plant of Non-Ferrous Metals	Russia
Gold	Prioksky Plant of Non-Ferrous Metals	Russia
Gold	Prioksky Plant of Non-Ferrous Metals	Russia
Gold	Chugai Mining	Japan
Gold	Chugai Mining	Japan
Gold	Chugai Mining	Japan
Tin	PT Alam Lestari Kencana	Indonesia
Tin	PT Alam Lestari Kencana	Indonesia
Tin	CNMC (Guangxi) PGMA Co. Ltd.	China
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
Tin	PT Aries Kencana Sejahtera	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Tin	PT Artha Cipta Langgeng	Indonesia
Gold	Codelco	Chile
Tin	PT ATD Makmur Mandiri Jaya	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	PT Babel Inti Perkasa	Indonesia
Tin	Colonial Metals, Inc	United States
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Kudai Tin	Indonesia
Tin	PT Bangka Prima Tin	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Tin	PT Bangka Timah Utama Sejahtera	Indonesia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Gold	Western Australian Mint trading as The Perth Mint	Australia
Tin	PT Bangka Tin Industry	Indonesia

Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	PT Bangka Tin Industry	Indonesia
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tin	Complejo Metalurgico Vinto S.A.	Bolivia
Tin	PT Belitung Industri Sejahtera	Indonesia
Gold	Ishifuku Metal Industry Co., Ltd.	Japan
Tin	Ishifuku Metal Industry Co., Ltd.	Japan
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT BilliTin Makmur Lestari	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tin	PT Bukit Timah	Indonesia
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tantalum	Conghua Tantalum and Niobium Smeltry	China
Tin	PT Cipta Persada Mulia	Indonesia
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Tin	White Solder Metalurgia e Mineração Ltda.	Brazil
Gold	Istanbul Gold Refinery	Turkey
Gold	WIELAND Edelmetalle GmbH	Germany
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil
Tin	Cooperativa Metalurgica de Rondônia Ltda.	Brazil
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia

Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT DS Jaya Abadi	Indonesia
Tin	PT Eunindo Usaha Mandiri	Indonesia
Tin	PT Fang Di MulTindo	Indonesia
Tungsten	Izawa Metal Co., Ltd	Japan
Tin	PT Inti Stania Prima	Indonesia
Tin	PT Justindo	Indonesia
Tin	PT Justindo	Indonesia
Tin	PT Justindo	Indonesia
Gold	Japan Mint	Japan
Tin	PT Karimun Mining	Indonesia
Tungsten	Japan New Metals Co., Ltd.	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan
Tungsten	Japan New Metals Co., Ltd.	Japan
Tin	Japan New Metals Co., Ltd.	Japan
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	PT Mitra Stania Prima	Indonesia
Tin	CSC Pure Technologies	Russia
Tin	CSC Pure Technologies	Russia
Tin	PT Panca Mega Persada	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	PT Pelat Timah Nusantara Tbk	Indonesia
Tin	CV Ayi Jaya	Indonesia
Tin	CV Duta Putra Bangka	Indonesia
Tin	PT Prima Timah Utama	Indonesia
Tin	CV Gita Pesona	Indonesia
Tin	Jean Goldschmidt International SA	Belgium

Tin	Jean Goldschmidt International SA	Belgium
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Refined Bangka Tin	Indonesia
Tin	PT Sariwiguna Binasentosa	Indonesia
Tungsten	Wolfram Bergbau und Hütten AG	Austria
Tungsten	Wolfram Bergbau und Hütten AG	Austria
Tungsten	Wolfram Bergbau und Hütten AG	Austria
Tin	CV Prima Timah Utama	Indonesia
Tin	PT Seirama Tin investment	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV Serumpun Sebalai	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV United Smelting	Indonesia
Tin	CV United Smelting	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	PT Stanindo Inti Perkasa	Indonesia
Tin	CV Venus Inti Perkasa	Indonesia
Tin	PT Sukses Inti Makmur	Indonesia
Tin	PT Sumber Jaya Indah	Indonesia
Tantalum	D Block Metals, LLC	United States
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Mentok	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia

Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tin	PT Timah (Persero) Tbk Kundur	Indonesia
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.Ltd	China
Gold	Jiangxi Copper Company Limited	China
Gold	Jiangxi Copper Company Limited	China
Gold	Jiangxi Copper Company Limited	China
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tinindo Inter Nusa	Indonesia
Tin	PT Tirus Putra Mandiri	Indonesia
Tungsten	Jiangxi Dayu Longxintai Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tungsten	Xiamen Tungsten Co., Ltd.	China
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd	China
Tin	PT Tommy Utama	Indonesia
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
Tin	PT WAHANA PERKIT JAYA	Indonesia
Gold	Daejin Indus Co., Ltd.	South Korea
Gold	Daejin Indus Co., Ltd.	South Korea
Tin	Xianghualing Tin Co., Ltd.	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China
Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China
Tin	Pure Technology	Russia

Tin	Pure Technology	Russia
Gold	PX PrŽcinox SA	Switzerland
Gold	PX PrŽcinox SA	Switzerland
Gold	PX PrŽcinox SA	Switzerland
Gold	PX PrŽcinox SA	Switzerland
Tantalum	XinXing Haorong Electronic Material Co., Ltd.	China
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
Gold	Daye Non-Ferrous Metals Mining Ltd.	China
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
Gold	Yamamoto Precious Metal Co., Ltd.	Japan
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	China
Tantalum	QuantumClean	United States
Gold	Jinlong Copper Co., Ltd.	China
Gold	Jinlong Copper Co., Ltd.	China
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Gold	Rand Refinery (Pty) Ltd.	South Africa
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Tanbre Co., Ltd.	China
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	United States
Gold	Asahi Refining USA Inc.	United States
Gold	DSC (Do Sung Corporation)	South Korea
Gold	DSC (Do Sung Corporation)	South Korea
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	Yokohama Metal Co., Ltd.	Japan
Gold	DODUCO GmbH	Germany
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russia
Gold	JSC Uralelectromed	Russia
Gold	Republic Metals Corporation	United States
Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
Tungsten	JX Nippon Mining & Metals Co., Ltd.	Japan
Tin	JX Nippon Mining & Metals Co., Ltd.	Japan
Tantalum	JX Nippon Mining & Metals Co., Ltd.	Japan
Tin	Resind Indústria e Comércio Ltda.	Brazil
Tantalum	Resind Indústria e Comércio Ltda.	Brazil
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China
Tantalum	RFH Tantalum Smeltry Co., Ltd.	China
Gold	Rio Tinto Group	United Kingdom
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	China
Tin	Yunnan Chengfeng Non-ferrous Metals Co.,Ltd.	China
Gold	Kaloti Precious Metals	United Arab Emirates
Gold	Yunnan Copper Industry Co Ltd	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Tin	Yunnan Tin Group (Holding) Company Limited	China
Gold	Kazakhmys plc	Kazakhstan
Gold	Kazakhmys plc	Kazakhstan
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Royal Canadian Mint	Canada
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan
Gold	Kazzinc	Kazakhstan

Tin	Rui Da Hung	Taiwan
Tin	Rui Da Hung	Taiwan
Tin	Rui Da Hung	Taiwan
Tantalum	KEMET Blue Metals	United States
Tantalum	KEMET Blue Metals	United States
Tantalum	KEMET Blue Metals	United States
Tantalum	KEMET Blue Metals	United States
Tantalum	KEMET Blue Metals	United States
Tantalum	KEMET Blue Metals	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Tantalum	Kemet Blue Powder	United States
Gold	Sabin Metal Corp.	United States
Gold	Sabin Metal Corp.	United States
Gold	Sabin Metal Corp.	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Fallon	United States
Tungsten	Kennametal Huntsville	United States
Tungsten	Kennametal Huntsville	United States
Tungsten	Kennametal Huntsville	United States
Gold	Kennecott Utah Copper LLC	United States
Tungsten	Zhangyuan Tungsten Co.,Ltd	China
Gold	KGHM Polska Miedź Spółka Akcyjna	Poland
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Japan
Gold	Dowa	Japan
Tin	Dowa	Japan
Gold	Samduck Precious Metals	South Korea
Tantalum	King-Tan Tantalum Industry Ltd.	China
Tantalum	King-Tan Tantalum Industry Ltd.	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China

Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Tantalum	Duoluoshan	China
Gold	SAMWON METALS Corp.	South Korea
Gold	SAMWON METALS Corp.	South Korea
Gold	SAMWON METALS Corp.	South Korea
Gold	SAMWON METALS Corp.	South Korea
Gold	Kojima Chemicals Co., Ltd.	Japan
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Vietnam
Gold	Korea Metal Co. Ltd	South Korea
Gold	Korea Metal Co. Ltd	South Korea
Gold	Korea Metal Co. Ltd	South Korea
Gold	Korea Zinc Co. Ltd.	South Korea
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
Tin	Kovohutě Příbram	Czech Republic
Gold	SAXONIA Edelmetalle GmbH	Germany
Tungsten	Zigong Cemented Carbide Co., Ltd.	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Zijin Mining Group Co., Ltd. Gold Refinery	China
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	Schone Edelmetaal B.V.	Netherlands
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Eco-System Recycling Co., Ltd.	Japan
Gold	Eco-System Recycling Co., Ltd.	Japan
Tin	EFD INC.	United States
Gold	SEMPSA Joyería Platería SA	Spain
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Kyrgyzaltyn JSC	Kyrgyzstan
Gold	Eldorado Gold Corporation	Canada
Gold	Eldorado Gold Corporation	Canada

Gold	Eldorado Gold Corporation	Canada
Gold	Eldorado Gold Corporation	Canada
Gold	Eldorado Gold Corporation	Canada
Gold	Eldorado Gold Corporation	Canada
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Vietnam
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Tin	Senju Metal Industry Co., Ltd.	Bolivia
Gold	L' azurde Company For Jewelry	Saudi Arabia
Gold	L' azurde Company For Jewelry	Saudi Arabia
Gold	L' azurde Company For Jewelry	Saudi Arabia
Gold	L' azurde Company For Jewelry	Saudi Arabia
Gold	L' azurde Company For Jewelry	Saudi Arabia
Tin	Electroloy Metal Pte	Singapore
Tin	Electroloy Metal Pte	Singapore
Tin	Electroloy Metal Pte	Singapore
Tin	Electroloy Metal Pte	Singapore
Tin	SGS	Bolivia
Tin	SGS	Bolivia
Tin	SGS	Bolivia
Tin	SGS	Bolivia
Tin	SGS	Bolivia
Tin	SGS	Bolivia
Tin	Elmet S.L.U. (Metallo Group)	Spain
Gold	Emirates Gold DMCC	United Arab Emirates
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Tin	EM Vinto	Bolivia
Gold	Shandong Gold Mining Co., Ltd.	China
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China
Tungsten	ERAMET	France

Gold	ESG Edelmetall-Service GmbH & Co. KG	Germany
Tin	Estanho de Rondônia S.A.	Brazil
Tin	Estanho de Rondônia S.A.	Brazil
Gold	Lingbao Gold Company Ltd.	China
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	China
Tungsten	Exotech Inc.	United States
Tantalum	Exotech Inc.	United States
Tin	Linwu Xianggui Smelter Co	China
Tin	Linwu Xianggui Smelter Co	China
Tin	Linwu Xianggui Smelter Co	China
Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	F&X Electro-Materials Ltd.	China
Tantalum	F&X Electro-Materials Ltd.	China
Gold	Faggi Enrico S.p.A.	Italy
Gold	Faggi Enrico S.p.A.	Italy
Tin	Federal Metal Company	United States
Tin	Feinhutte Halsbrucke GmbH	Germany
Tin	Feinhutte Halsbrucke GmbH	Germany
Tin	Shenzhen Anchen Tin Co., Ltd	China
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Gold	LS-NIKKO Copper Inc.	South Korea
Tantalum	LSM Brasil S.A.	Brazil
Tin	Fenix Metals	Poland
Tin	Fenix Metals	Poland
Tin	Fenix Metals	Poland
Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
Tungsten	Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd.	China
Tantalum	FIR Metals & Resource Ltd.	China
Gold	Luo yang Zijin Yinhui Metal Smelt Co Ltd	China
Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tin	Malaysia Smelting Corporation (MSC)	Malaysia
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
Gold	Sichuan Tianze Precious Metals Co., Ltd.	China
Tin	Materials Eco-Refining CO.,LTD	Japan
Tin	Materials Eco-Refining CO.,LTD	Japan

Gold	Materion	United States
Gold	Materion	United States
Gold	Materion	United States
Gold	Materion	United States
Gold	Materion	United States
Tungsten	Materion	United States
Tungsten	Materion	United States
Tungsten	Materion	United States
Tungsten	Materion	United States

(Please refer to http://www.conflictfreesourcing.org/conflict-free-smelter-refiner-lists/ for more detailed information about currently identified conflict free smelters and refineries lists and relied upon industry methods.)